UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                        Act of 1934.

              Date of Report: December 30, 2004

                 SILVER SCREEN STUDIOS, INC.
    Exact name of registrant as specified in its Charter)

 GEROGIA                  333-108534                    20-
                           0097368
  (State of Incorporation)  (Commission file number)  (IRS
                       Employer ID #)

       101 Marietta St., Suite 1070, Atlanta, GA 30303
     (Address of principal executive office) (Zip Code)

        Registrant's telephone number: (404) 522-1202

Item 4.01 Change in Registrant's  Certifying Account.

On December 3, 2004, after the board of directors approval, the registrant engaged the Certified Accounting firm of Kahn, Boyd & Levychin, LLP of 48 Wall St., 11th Floor, New
York, NY 10005 to re-audit its financial statements for 2003. The previous certifying auditor Norman Ross, P.C. will remain active with the company until further notice. There were no prior disagreements with Norman Ross, P.C. and the company prior to the engagement of the new auditor.




Item 8. OTHER ITEMS

Silver Screen Studios, Inc. amends its internal corporate transfer records to reflect 75,882,685 shares outstanding on August 22, 2003.


Silver Screen Studios, Inc. is amending Form 10KSB/A for the period ending on December 31, 2003 to reflect the actual number of shares outstanding according to its transfer agent. The Form 10KSB/A for the period ending on December 31, 2003 should reflect a total outstanding share total of 116,883,385.


The corrections are due to a clerical error in the listing of the total number of shares outstanding.



                          SIGNATURE

       Pursuant to the requirements of the Securities
 Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

Silver Screen Studios, Inc.
/s/ Lamar Sinkfield
--------------------------------
Lamar Sinkfield, Chief Executive Officer